UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 16, 2009

POWERSHARES DB G10 CURRENCY HARVEST FUND

(Registrant)

DB G10 CURRENCY HARVEST MASTER FUND

(Rule 140 Co-Registrant)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB G10 Currency Harvest Fund – Delaware	16-6562496 (Fund)
DB G10 Currency Harvest Master Fund – Delaware	16-1756876 (Master Fund)
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33020

001-33021

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This current report on Form 8-K relates to the Unaudited Financial Statements of DB Commodity Services LLC (“DBCS”) for the nine-months ended September 30, 2009. DBCS is the Managing Owner of PowerShares DB G10 Currency Harvest Fund and DB G10 Currency Harvest Master Fund. The DBCS Unaudited Financial Statements for the nine-months ended September 30, 2009 are attached hereto as Exhibit 99.1 and are being filed herewith.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Number	Exhibit Title

Exhibit 99.1	Unaudited Financial Statements of DB Commodity Services LLC for the nine-months ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB G10 Currency Harvest Fund

By:	DB Commodity Services LLC, its Managing Owner

	By:	/S/ HANS EPHRAIMSON
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/S/ MICHAEL GILLIGAN
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

DB G10 Currency Harvest Master Fund

By:	DB Commodity Services LLC, its Managing Owner

	By:	/S/ HANS EPHRAIMSON
	Name:	Hans Ephraimson
	Title:	Chief Executive Officer

	By:	/S/ MICHAEL GILLIGAN
	Name:	Michael Gilligan
	Title:	Principal Financial Officer

Date: November 16, 2009